SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 24, 2004

CROSSROADS SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30362

(Commission File Number)

Delaware	74-2846643

(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

8300 North MoPac Expressway, Austin, Texas	78759

(Address of Principal Executive Offices)	(Zip Code)

(512) 349-0300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

     On February 24, 2004, Crossroads Systems, Inc. issued a press release reporting its results of operations for its fiscal quarter ended January 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

     The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.
	By:	/s/ Rob Sims
Dated: February 24, 2004		Rob Sims
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Crossroads Systems, Inc. dated February 24, 2004